Exhibit 10.14

GUARANTY AGREEMENT

This Guaranty is made by the undersigned (referred to as “Guarantors”, whether one or more) for the benefit of INTERNATIONAL BANK OF COMMERCE, 130 E. Travis, San Antonio, Bexar County, Texas 78205 (“Lender”), This Guaranty relates to the indebtedness and other obligations described below of LANCER PARTNERSHIP, LTD., a Texas limited partnership (“Borrower”), whether one or more.

1. Guarantee. Guarantors, for good and valuable consideration, the receipt of which is hereby acknowledged, do hereby jointly and severally, unconditionally guarantee and promise to pay to Lender, its successors and assigns, in currency which is legal tender in the United States of America,

(a) the full, punctual and prompt payment of the Guaranteed Indebtedness (defined below), together with interest thereon from the date such indebtedness is due until paid at the rate of interest specified in the promissory note(s) and/or other instruments or documents that evidence such indebtedness, and

(b) the performance and discharge of the obligations of Borrower specified and under any and all promissory notes, letters of credit, and all other documents and instruments (the “Security Instruments”) executed by Borrower and/or other parties in connection with the Guaranteed Indebtedness. This Guaranty is an absolute and continuing unconditional guaranty of payment and not of collectability.

2. Guaranteed Indebtedness. The term “Guaranteed Indebtedness” shall mean all liabilities and obligations of Borrower (or any of them if more than one) to Lender, whether immediate or remote, whether now existing or hereafter created or arising, due or to become due, direct or indirect, absolute or contingent, and whether joint, several, joint and several, as to outstanding principal, accrued and unpaid interest, late charges, attorney’s fees, collection costs and all other sums owing by Borrower (or any of them if more than one) to Lender, including but not limited to:

(a) any commercial loan or indebtedness; (b) any credit card or other consumer type of loan; (c) any indebtedness relating to checking or savings accounts (overdrafts, interest, fees, etc.); (d) any expenses incurred in the protection or maintenance of the collateral securing any of such liabilities, loans, and obligations; (e) any expenses incurred in the collection of any obligation of the Borrower to Lender whether arising out of this Guaranty or otherwise; (f) any letters of credit and/or indebtedness arising out of, or advanced to pay, letters of credit transactions; (g) any indebtedness, however evidenced, whether by promissory note, bookkeeping entry, electronic transfer, checks, drafts or other items, or by any other manner or form; (h) any other indebtedness of Borrower to any member Bank or branch Bank of International BancShares Corporation, jointly and/or severally, and in any capacity, whether as borrower, guarantor, or otherwise, now or hereafter owing, created and/or arising, and regardless of how evidenced or arising; (i) any and all extensions, modifications, substitutions and/or renewals of any of such indebtedness; and/or (j) any of the foregoing that arises after the filing of a petition in bankruptcy by or against Debtor under the Federal Bankruptcy Code, even if the obligations do not accrue because of the automatic stay under Bankruptcy Code 362 or otherwise.

By execution of this Guaranty, Guarantor expressly covenants that Guarantor understands that this Guaranty will guarantee the obligation of all present and future indebtedness of Borrower (and anyone of them if more than one) regardless of the fact that said other indebtedness may be of a different c1ass and may have been incurred for a different purpose and may be totally unrelated to the purpose of the loan made or advanced at the time of the execution by Guarantors of this Guaranty Agreement.

3. Guaranty Terms. This Guaranty is subject to the following terms:

(a) Guarantors agree that Lender may renew, rearrange or extend from time to time, the time, manner, place or terms of payment of the Guaranteed Indebtedness or any renewals or extensions thereof without notice thereof to Guarantors and Guarantors hereby consent to such action, and/or Lender may supplement, change, amend, substitute, modify or alter the Guaranteed Indebtedness and/or any present and future Security Instruments without in any way changing, releasing or discharging Guarantors from liability and/or obligation hereunder;

(b) Guarantors agree that notice of acceptance of this Guaranty Agreement by Lender is not expected or desired and Guarantors waive notice of acceptance by Lender of this Guaranty Agreement and also waive demand for overdue payments, notice of intention to accelerate and notice of actual acceleration, presentment, demand for payment, protest and notice of protest, nonpayment, default or dishonor of the Guaranteed Indebtedness or any renewal, modification, or extension thereof; waive the obligation required by Section 34.02 of the Texas Business and Commerce Code (the “Code”) for Lender to sue on the Guaranteed Indebtedness; the discharge provisions of §34.02(b) of the Code and the provisions of §34.03 of the Code which require a levy of execution to be made against the principal’s property first so that pursuant to this waiver, levy can be made against the Guarantors’ property prior to or with Borrower’s property;

(c) Lender has the right but not the obligation, at any time and from time to time, without prejudice to any claim against Guarantors hereunder, and without notice to Guarantors to: (i) exchange, release or surrender all or any part of the properties, real or personal, (the “Collateral”) which secure payment of the Guaranteed Indebtedness, (ii) sell all or part of the Collateral in accordance with the terms and provisions of any security instrument and become the purchaser thereof at any public sale of the same, (iii) settle or compromise with the Borrower, or any other person primarily or secondarily liable with the Borrower, the Guaranteed Indebtedness, in whole or in part, and all renewals and extensions thereof, but without waiving Lender’s rights to any and all deficiencies on said Guaranteed Indebtedness, if any, and (iv) perform or attempt to perform, partially or fully, any or all of the obligations guaranteed hereunder;

(d) No failure, omission or delay on the part of Lender in exercising any rights hereunder or in taking any action to collect or enforce payment of any obligations to which this Guaranty applies or in enforcing observance or performance of any agreement, covenant, term or condition to be performed or observed under the Security Instruments, either against the Borrower or any other person primarily or secondarily liable with the Borrower, shall operate as a waiver of any such right or in any manner prejudice the rights of Lender against Guarantors;

(e) Guarantors waive any right to require Lender to first (i) proceed against the Borrower or endorsers, (ii) proceed against, sell or exhaust any collateral held by Lender for the payment of the Guaranteed Indebtedness, or (iii) pursue any other remedy that Lender has or to which it may be entitled;

(f) Suit may be brought against the Guarantors and/or against any other person or entity obligated on the Guaranteed Indebtedness, whether by separate Guaranty Agreement, or otherwise, jointly and severally, and against anyone or more of them, less than all, without impairing the rights of the Lender, its successors or assigns, against the other Guarantors, and the Lender may compromise with anyone of the Guarantors for such sum or sums as it may see fit and release such of the Guarantors from all further liability to the Lender for such indebtedness without impairing the right of the Lender to demand and collect the balance of such Guaranteed Indebtedness from others of the Guarantors not so released, but it is agreed among the Guarantors themselves, however, that such compromise and release shall not impair the rights of the Guarantors among themselves arid will not impair any of the Lender’s rights against the Borrower to recover the Guaranteed Indebtedness to include the Lender’s right, at its option, to proceed against the Borrower for a deficiency judgment;

(g) The liability of Guarantors shall remain and continue in full force and effect notwithstanding (i) the non-liability of the Borrower for any reason whatsoever for the payment of the Guaranteed Indebtedness or any part thereof, save and except actual payment of the Guaranteed Indebtedness, (ii) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property described in the Security Instruments for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or any similar proceeding affecting Borrower or any of Borrower’s assets, (iii) the total pr partial release of the Borrower from the observance of any of the agreements, covenants, terms or conditions contained in the Security Instruments by agreement of Lender and/or by operation of law, or (iv) any defenses or rights of set-off or counterclaims which Borrower may have or assert;

(h) Until the Guaranteed Indebtedness has been paid in full to Lender, Guarantors hereby (i) waive and release any right of subrogation Guarantors have or to which Guarantors may be entitled (in and to the benefit of any security which Lender may at any time hold in connection with the Guaranteed Indebtedness); and (ii) expressly subordinate their rights to payment of any indebtedness owing from Borrower to Guarantors whether now existing or arising at any time in the future to the prior right of Lender to receive or require payment in full of the Guaranteed Indebtedness including interest accruing on the Guaranteed Indebtedness, after any petition is filed under the United States Bankruptcy Code, which post-petition interest Guarantors agree shall remain a claim that is prior and superior to any claim of Guarantors notwithstanding any contrary practice, custom or ruling or proceedings under the United States Bankruptcy Code, and Guarantors agree not to accept any payment or satisfaction of any kind of any indebtedness of the Borrower to Guarantors. If Guarantors should receive any such payment, satisfaction or security for any indebtedness of the Borrower to Guarantors, Guarantors agree forthwith to deliver the same to the Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Guaranteed Indebtedness or performance by Guarantors hereunder and until so delivered, and/or agree to hold the same for the Lender;

(i) Guarantors agree that this guaranty contract and all obligations hereunder are payable and performable in Bexar County, Texas, that payment hereunder is due in said county at the address of Lender. GUARANTORS AGREE FURTHER THAT THIS GUARANTY AGREEMENT AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES ARISING HEREUNDER SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS;

(j) Guarantors agree that the Lender may, without demand or notice of any kind, at any time when any amount shall be due and payable hereunder by Guarantors, appropriate and apply toward the payment of such amount, and in such order of application as the Lender in its sole discretion may from time to time elect, any property, balances, credits, deposits, accounts or monies of Guarantors now or hereafter, for any purpose, in the possession or control of the Lender or any member Bank or branch Bank of International BancShares Corporation;

(k) In addition to all liens upon, and rights of set-off against, the monies, securities; or other property of Guarantors given Lender by law, Guarantors hereby grant to Lender a security interest in and a right of set-off against all monies, securities, and other property (except to the extent prohibited by applicable Federal and State laws) of Guarantors now or hereafter in the possession of or on deposit with Lender or any member Bank or branch Bank of International Bancshares Corporation, whether held in a general or special account or deposit, or for safekeeping or otherwise. Every such security interest and right of set-off may be exercised without demand upon or notice to Guarantors. No security interest or right of set-off shall be deemed to have been waived by any act or conduct on the part of the Lender, or any failure to exercise such right of set-off or to enforce such security interest; or by any delay in so doing. Every right of set-off and security interest shall continue in full force and effect until such right of set-off or security interest is specifically waived or released by an instrument in writing executed by Lender. The foregoing is in addition to and not in lieu of any rights of set-off allowed by law;

(l) Guarantors, whether one or more of them, may give to the Lender written notice that those of Guarantors signing and giving such notice will not be liable hereunder for any Guaranteed Indebtedness created, incurred or arising after the giving of such notice,

BUT THE OBLIGATIONS UNDER THIS GUARANTY OF THOSE GUARANTORS WHO SHALL NOT HAVE SIGNED AND GIVEN SUCH NOTICE SHALL REMAIN AND CONTINUE WITHOUT DIMINUTION WHATSOEVER, AS IF SUCH GUARANTORS HAD BEEN THE ONLY GUARANTORS SIGNING THIS INSTRUMENT, OR OTHER GUARANTY AGREEMENT. HOWEVER, NO SUCH NOTICE SHALL LIMIT OR IMPAIR THE OBLIGATIONS HEREUNDER OF ANY GUARANTORS BY WHOM SUCH NOTICE IS SIGNED AND GIVEN WITH RESPECT TO ANY OF THE GUARANTEED INDEBTEDNESS WHICH WAS EXISTING PRIOR TO AND ON THE DATE OF RECEIPT OF SUCH NOTICE BY THE LENDER. THE GUARANTORS SIGNING AND GIVING SAID NOTICE SHALL CONTINUE TO BE LIABLE FOR PAYMENT OF THAT GUARANTEED INDEBTEDNESS WHICH WAS EXISTING PRIOR TO AND ON THE DATE OF RECEIPT BY LENDER OF SAID NOTICE INCLUDING ALL INTEREST TO ACCRUE AND REMAIN UNPAID THEREAFTER ON THE GUARANTEED INDEBTEDNESS UNTIL THE GUARANTEED INDEBTEDNESS IS PAID IN FULL. THE GUARANTEED INDEBTEDNESS MAY BE RENEWED, CONSOLIDATED, AND/OR MODIFIED, FROM TIME TO TIME, AFTER RECEIPT BY LENDER OF SUCH NOTICE, WITHOUT IMPAIRING OR LIMITING THE OBLIGATION OF GUARANTORS TO REPAY THE GUARANTEED INDEBTEDNESS (WITH INTEREST AS IT ACCRUES AND REMAINS UNPAID). NOTWITHSTANDING THE FOREGOING, NO SUCH NOTICE SHALL LIMIT OR IMPAIR THE OBLIGATIONS OF ANY GUARANTORS FOR ANY LOSS TO LENDER RESULTING FROM ITEMS IN TRANSIT OR FROM CURRENCY DEVALUATIONS ARISING AFTER RECEIPT OF SUCH NOTICE. THE NOTICE ABOVE PROVIDED FOR SHALL NOT BE CONSIDERED AS GIVEN OR EFFECTIVE UNTIL ACTUALLY RECEIVED AND ACKNOWLEDGED IN WRITING BY AN OFFICER OF SAID LENDER. In the event of the death of any Guarantors hereunder, the obligation of the deceased Guarantor shall continue in full force and effect against his/her state as to all Guaranteed Indebtedness which shall have been created or incurred by the Borrower prior to the time when the Lender shall have received notice in writing of such death and this Guaranty shall from the date of such death, as to all Guaranteed Indebtedness created, incurred or arising after such death remain and continue in full force as a guaranty by the surviving Guarantors. All Guaranteed Indebtedness, of whatever kind or character, created pursuant to the provisions of any binding loan agreement between Lender and Borrower entered into prior to receipt by Lender of any notice referred to herein, including notice of death of any Guarantor, shall be deemed to be Guaranteed Indebtedness created, incurred or arising prior to receipt of any such notice to Lender even though advances constituting all or a portion of such indebtedness be made subsequent to receipt of such notice by Lender;

(m) In the event the Borrower is a trust, corporation, joint stock association, limited liability company, limited liability partnership or partnership, or is hereafter incorporated, and if the Guaranteed Indebtedness at any time hereafter exceeds the amount permitted by law, or said Borrower is not liable because the act of creating the obligation is ultra vires, or the officers or persons creating same acted in excess of their authority, then notwithstanding such events, the individuals executing this Guaranty shall be liable personally hereunder, notwithstanding that said trust, corporation, joint stock association, limited liability company, limited liability partnership or partnership is not liable under this Guaranty (or for the payment of any portion of the Guaranteed Indebtedness), to the same extent as such individuals would have been if the Guaranteed Indebtedness of said Borrower had been enforceable against it;

(n) In the event any legal action or arbitration proceeding is commenced in connection with the enforcement of or any declaration of rights under this Guaranty and/or any instrument or written agreement required or delivered under or pursuant to the terms of this Guaranty or the Guaranteed Indebtedness, and/or any controversy or claim, whether sounding in contract, tort or statute, legal or equitable, involving in any way the Guaranteed indebtedness, or any other proposed or actual loan or extension of credit involving Borrower, the prevailing party shall be entitled to recover reasonable and necessary attorney’s fees, paralegal costs (including allocated costs for in-house legal services), expert witness fees and costs, expenses and costs and other necessary disbursements made in connection with any such action or proceeding, in the amount determined by the fact-finder or arbitrator;

(o) If any of the following events occur or are continuing (and such events continue beyond any applicable grace period provided in the Security Instruments for the curing of such events):

(i)            The default and failure of Borrower to Pay or perform the Guaranteed Indebtedness, when due, in accordance with the terms, of the Security Instruments, which default continues beyond any grace period provided in the Security Instruments for the curing of such default; or

(ii)           If Guarantors, or any of them, default in the performance or observance of any agreement, covenant, term or condition contained herein; or

(iii)          If Guarantors, or any of them, make a general assignment for the benefit of creditors; or

(iv)          If Guarantors, or any of them, petition or apply to any tribunal for the appointment of a trustee or receiver of the business, estate or assets of any substantial part of the business, estate or assets of Guarantors under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or here after in effect; or

(v)           If any such petition or application is filed or any such proceedings are commenced against Guarantors and Guarantors, or any of them, by any act indicate approval thereof, consent thereto, or acquiescence therein, or an order is entered appointing any such trustee or receiver, or adjudicating Guarantors bankrupt or insolvent, or approving the petition in any such proceedings; or

(vi)          If any other material change shall occur which causes Lender to deem itself to be insecure in the payment or performance by Borrower of the Guaranteed Indebtedness;

THEN, in any of such events, an event of default under the Guaranty shall have occurred and Lender may, at its option, without notice of any kind, declare the Guaranteed Indebtedness to be due and payable immediately, together with the interest accrued thereon under the terms of the Security Instruments and demand payment thereof by Borrower, Guarantors, or both of them and pursue collection and enforcement in accordance with applicable law.

4. Compliance with Usury Laws. It is expressly, understood and agreed that under no contingency or event whatsoever shall any amount be paid by Guarantors hereunder, which is or may be determined to be interest, ever exceed the maximum amount of interest which may be charged to Guarantors under the laws of the State of Texas and the laws of the United States of America, when and to the extent they preempt the laws of said state. In no event shall the Guarantors, upon demand by the holder hereof for payment of the Guaranteed Indebtedness, upon acceleration of the maturity of any promissory note guaranteed by this Guaranty Agreement or otherwise, be obligated to pay interest on excess of the amount permitted by law. If for any reason or circumstance fulfillment of any provisions hereof, at any time performance of such provisions shall be due, and shall involve receipt by Lender of interest in any amount which would exceed the highest lawful rate to Guarantors, such amount which would be excessive interest shall be applied to the reduction of the principal of the Guaranteed Indebtedness and not to payment of interest.

5. Severability of Terms. In the event any of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision shall not affect the validity of any other terms or provisions hereof.

6.	ARBITRATION.

GUARANTORS AND LENDER FURTHER AGREE AS FOLLOWS:

(a)           ANY AND ALL CONTROVERSIES BETWEEN THE PARTIES, EXCEPT SUCH CLAIMS AND CONTROVERSIES WHICH ARE CONSUMER RELATED AND INVOLVE AN AGGREGATE AMOUNT IN CONTROVERSY OF LESS THAN TEN THOUSAND DOLLARS ($10,000.00), SHALL BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT AT THE TIME OF FILING, UNLESS THE COMMERCIAL ARBITRATION RULES CONFLICT WITH TIDS PROVISION, AND IN SUCH EVENT THE TERMS OF THIS PROVISION SHALL CONTROL TO THE EXTENT OF THE CONFLICT. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, SAVE AND EXPECT SUBPARAGRAPHS (k), (m), (o), (p), AND (8) HEREIN, THOSE CONSUMER RELATED CLAIMS AND CONTROVERSIES INVOLVING AN AGGREGATE AMOUNT OF LESS THAN TEN THOUSAND DOLLARS ($10,000.00) SHALL BE CONDUCTED IN ACCORDANCE WITH THE AMERICAN ARBITRATION ASSOCIATION RULES FOR THE RESOLUTION OF CONSUMER-RELATED DISPUTES OF LESS THAN TEN THOUSAND DOLLARS. ANY ARBITRATION HEREUNDER SHALL BE BEFORE AT LEAST THREE NEUTRAL ARBITRATORS ASSOCIATED WITH THE AMERICAN ARBITRATION ASSOCIATION AND SELECTED IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. FAILURE OF ANY ARBITRATOR TO DISCLOSE ALL FACTS WHICH MIGHT TO AN OBJECTIVE OBSERVER CREATE A REASONABLE IMPRESSION OF THE ARBITRATOR’S PARTIALITY, AND/OR MATERIAL ERRORS OF LAW SHALL BE GROUNDS [IN ADDITION TO ALL OTHERS] FOR VACATUR OF AN AWARD RENDERED PURSUANT TO THIS AGREEMENT. .

(b)           THE AWARD OF THE ARBITRATORS, OR A MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION. THE ARBITRATION AWARD SHALL BE IN WRITING AND SPECIFY THE FACTUAL AND LEGAL BASES FOR THE AWARD. UPON THE REQUEST OF ANY PARTY, THE AWARD SHALL INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.

(c)           ARBITRABLE DISPUTES INCLUDE ANY AND ALL CONTROVERSIES OR CLAIMS BETWEEN THE PARTIES OF WHATEVER TYPE OR MANNER, INCLUDING WITHOUT LIMITATION; ANY CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ALL PAST, PRESENT AND/OR FUTURE CREDIT FACILITIES AND/OR AGREEMENTS INVOLVING THE PARTIES, ANY TRANSACTIONS BETWEEN OR INVOLVING THE PARTIES, AND/OR ANY ASPECT OF ANY PAST OR PRESENT RELATIONSHIP OF THE PARTIES, WHETHER BANKING OR OTHERWISE, SPECIFICALLY INCLUDING ANY ALLEGED TORT COMMITTED BY ANY PARTY.

(d)           THE PARTIES SHALL ALLOW AND PARTICIPATE IN DISCOVERY IN ACCORDANCE WITH THE FEDERAL RULES OF CIVIL PROCEDURE FOR A PERIOD OF ONE HUNDRED TWENTY (120) DAYS AFTER THE FILING OF THE ORIGINAL RESPONSIVE PLEADING. DISCOVERY MAY CONTINUE THEREAFTER AS AGREED BY THE PARTIES OR AS ALLOWED BY THE ARBITRATORS. UNRESOLVED DISCOVERY DISPUTES SHALL BE BROUGHT TO THE ATTENTION OF THE ARBITRATORS BY WRITTEN MOTION FOR PROPER DISPOSITION, INCLUDING RULING ON ANY ASSERTED OBJECTIONS, PRIVILEGES, AND PROTECTIVE ORDER REQUESTS AND AWARDING REASONABLE ATTORNEY’S FEES TO THE PREVAILING PARTY.

(e)           IN THE EVENT THE AGGREGATE OF ALL AFFIRMATIVE CLAIMS ASSERTED EXCEED $500,000.00, EXCLUSIVE OF INTEREST AND ATTORNEY’S FEES, OR UPON THE WRITTEN REQUEST OF ANY PARTY, (1) PRIOR TO THE DISSEMINATION OF A LIST OF POTENTIAL ARBITRATORS, THE AMERICAN ARBITRATION ASSOCIATION SHALL CONDUCT AN IN PERSON ADMINISTRATIVE CONFERENCE WITH THE PARTIES AND THEIR ATTORNEYS FOR THE FOLLOWING PURPOSES AND FOR SUCH ADDITIONAL PURPOSES AS THE PARTIES OR THE AMERICAN ARBITRATION ASSOCIATION MAY DEEM APPROPRIATE, (A) TO OBTAIN ADDITIONAL INFORMATION ABOUT THE NATURE AND MAGNITUDE OF THE DISPUTE AND THE ANTICIPATED LENGTH OF HEARINGS AND SCHEDULING; (B) TO DISCUSS THE VIEW OF THE PARTIES ABOUT ANY TECHNICAL AND/OR OTHER SPECIAL QUALIFICATIONS OF THE ARBITRATORS; AND (C) TO CONSIDER, WHETHER MEDIATIQN OR OTHER METHODS OF DISPUTE RESOLUTION MIGHT BE APPROPRIATE, AND (2) AS PROMPTLY AS PRACTICABLE AFTER THE SELECTION OF THE ARBITRATORS, A PRELIMINARY HEARING SHALL BE HELD AMONG THE PARTIES, THEIR ATTORNEYS AND THE ARBITRATORS WITH THE AGREEMENT OF THE ARBITRATORS AND THE PARTIES, THE PRELIMINARY HEARING MAY BE CONDUCTED BY TELEPHONE CONFERENCE CALL RATHER THAN IN PERSON. AT THE PRELIMINARY HEARING THE MATTERS THAT MAY BE CONSIDERED SHALL INCLUDE, WITHOUT LIMITATION, A PREHEARING SCHEDULING ORDER ADDRESSING (A) EACH PARTY’S DUTY TO SUBMIT A DETAILED STATEMENT OF CLAIMS, DAMAGES AND/OR DEFENSES, A STATEMENT OF THE ISSUES ASSERTED BY EACH PARTY AND ANY LEGAL AUTHORITIES THE PARTIES MAY WISH TO BRING TO THE ATTENTION OF THE ARBITRATORS; (B) RESPONSES AND/OR REPLIES TO THE PLEADINGS FILED IN COMPLIANCE WITH SUBPART 2(A); (C) STIPULATIONS REGARDING ANY UNCONTESTED FACTS; (D) EXCHANGE AND PREMARKING OF ALL DOCUMENTS WHICH EACH PARTY

BELIEVES MAYBE OFFERED AT THE FINAL ARBITRATION HEARING; (E) THE IDENTIFICATION AND AVAILABILITY OF WITNESSES, INCLUDING EXPERTS, AND SUCH ADDITIONAL MATTERS REGARDING WITNESSES INCLUDING THEIR BIOGRAPHIES AND A SHORT SUMMARY OF THEIR EXPECTED TESTIMONY, (F) WHETHER A STENOGRAPIC OR OTHER OFFICIAL RECORD OF THE PROCEEDINGS SHALL BE MAINTAINED; AND (G) THE POSSIBILITY OF UTILIZING MEDIATION OR OTHER ALTERNATIVE METHODS OF DISPUTE RESOLUTION.

(f)            FOR PURPOSES OF THIS PROVISION, “THE PARTIES” MEANS GUARANTOR(S) AND LENDER, AND EACH AND ALL PERSONS AND ENTITIES SIGNING THIS AGREEMENT OR ANY OTHER AGREEMENTS BETWEEN OR AMONG ANY OF THE PARTIES AS PART OF THIS TRANSACTION. “THE PARTIES” SHALL ALSO INCLUDE INDIVIDUAL PARTNERS, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND/OR REPRESENTATIVES OF ANY PARTY TO SUCH DOCUMENTS, AND SHALL INCLUDE ANY OTHER OWNER AND HOLDER OF THIS AGREEMENT.

(g)           THE PARTIES SHALL HAVE THE RIGHT TO INVOKE SELF- HELP REMEDIES (SUCH AS SET-OFF, NOTIFICATION OF ACCOUNT DEBTORS, SEIZURE AND/OR FORECLOSURE OF COLLATERAL, AND NON-JUDICIAL SALE OF PERSONAL PROPERTY AND REAL PROPERTY COLLATERAL) BEFORE, DURING OR AFTER ANY ARBITRATION AND/OR REQUEST ANCILLARY OR PROVISIONAL JUDICIAL REMEDIES (SUCH AS GARNISHMENT, ATTACHMENT, SPECIFIC PERFORMANCE, RECEIVER, INJUNCTION OR RESTRAINING ORDER, AND SEQUESTRATION) BEFORE OR AFTER ANY ARBITRATION. THE PARTIES NEED NOT AWAIT THE OUTCOME OF THE ARBITRATION BEFORE USING SELF-HELP REMEDIES. USE OF SELF-HELP OR ANCILLARY AND/OR PROVISIONAL JUDICIAL REMEDIES SHALL NOT OPERATE AS A WAIVER OF EITHER PARTY’S RIGHT TO COMPEL ARBITRATION. ANY ANCILLARY OR PROVISIONAL REMEDY WHICH WOULD BE AVAILABLE FROM A COURT AT LAW SHALL BE AVAILABLE FROM THE ARBITRATORS.

(h)           THE PARTIES AGREE THAT ANY ACTION REGARDING ANY CONTROVERSY BETWEEN THE PARTIES SHALL EITHER BE BROUGHT BY ARBITRATION, AS DESCRIBED HEREIN, OR BY JUDICIAL PROCEEDINGS, BUT SHALL NOT BE PURSUED SIMULTANEOUSLY IN DIFFERENT OR ALTERNATIVE FORMS. A TIMELY WRITTEN NOTICE OF INTENT TO ARBITRATE PURSUANT TO THIS AGREEMENT STAYS AND/OR ABATES ANY AND ALL ACTION IN A TRIAL COURT, SAVE AND EXCEPT A HEARING ON A MOTION TO COMPEL ARBITRATION AND/OR THE ENTRY OF AN ORDER COMPELLING ARBITRATION AND STAYING AND/OR ABATING THE LITIGATION PENDING THE FILING OF THE FINAL AWARD OF THE ARBITRATORS. ALL REASONABLE AND NECESSARY ATTORNEY’S FEES AND ALL TRAVEL COSTS SHALL BE AWARDED TO THE PREVAILING PARTY ON ANY MOTION TO COMPEL ARBITRATION AND MUST BE PAID TO SUCH PARTY WITHIN TEN (10) DAYS OF THE SIGNING OF THE ORDER COMPELLING ARBITRATION.

(i)            ANY AGGRIEVED PARTY SHALL SERVE A WRITTEN NOTICE OF INTENT TO ARBITRATE TO ANY AND ALL OPPOSING PARTIES WITHIN 360 DAYS AFTER DISPUTE HAS ARISEN. A DISPUTE IS DEFINED TO HAVE ARISEN ONLY UPON RECEIPT OF SERVICE OF JUDICIAL PROCESS, INCLUDING SERVICE OF A COUNTERCLAIM, FAILURE TO SERVE A WRITTEN NOTICE OF INTENT TO ARBITRATE WITHIN THE TIME SPECIFIED ABOVE SHALL BE DEEMED A WAIVER OF THE AGGRIEVED PARTY’S RIGHT TO COMPEL ARBITRATION OF SUCH CLAIM. THE ISSUE OF WAIVER PURSUANT TO THIS AGREEMENT IS AN ARBITRABLE DISPUTE.

(j)            ACTIVE PARTICIPATION IN PENDING LITIGATION DURING THE 360 DAY NOTICE PERIOD, WHETHER AS PLAINTIFF OR DEFENDANT, IS NOT A WAIVER OF THE RIGHT TO COMPEL ARBITRATION. ALL DISCOVERY OBTAINED IN THE PENDING LITIGATION MAY BE USED IN ANY SUBSEQUENT ARBITRATION PROCEEDING.

(k)           THE PARTIES FURTHER AGREE THAT (i) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CERTIFIED AS A CLASS ACTION OR PROCEED AS A CLASS ACTION, OR ON A BASIS INVOLVING CLAIMS BROUGHT IN A PURPORTED REPRESENTATIVE CAPACITY ON BEHALF OF THE GENERAL PUBLIC OTHER CUSTOMERS OR POTENTIAL CUSTOMERS OR PERSONS SIMILARLY SITUATED AND (ii) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CONSOLIDATED WITH, OR JOINED IN ANY WAY WITH, ANY OTHER ARBITRATION PROCEEDING.

(l)            ANY ARBITRATOR SELECTED SHALL BE KNOWLEDGEABLE IN THE SUBJECT MATTER OF THE DISPUTE. EACH OF THE PARTIES SHALL PAY AN EQUAL SHARE OF THE ARBITRATION COSTS, FEES, EXPENSES, AND OF THE ARBITRATORS’ FEES, COSTS AND EXPENSES.

(m)          ALL STATUTES OF LIMITATIONS WHICH WOULD OTHERWISE BE APPLICABLE SHALL APPLY TO ANY AND ALL CLAIMS ASSERTED IN ANY ARBITRATION PROCEEDING HEREUNDER AND THE COMMENCEMENT OF ANY ARBITRATION PROCEEDING TOLLS SUCH STATUTES OF LIMITATIONS.

(n)           IN ANY ARBITRATION PROCEEDING SUBJECT TO THIS PROVISION, THE ARBITRATORS, OR MAJORITY OF THEM, ARE SPECIFICALLY EMPOWERED TO DECIDE (BY DOCUMENTS ONLY, OR WITH A HEARING, AT THE ARBITRATORS’ SOLE DISCRETION) PREHEARING MOTIONS WHICH ARE SUBSTANTIALLY SIMILAR TO PREHEARING MOTIONS TO DISMISS AND MOTIONS FOR SUMMARY ADJUDICATION.

(o)           THIS ARBITRATION PROVISION SHALL SURVIVE ANY TERMINATION, AMENDMENT, OR EXPIRATION OF THE AGREEMENT IN WHICH THIS PROVISION IS CONTAINED, UNLESS ALL OF THE PARTIES OTHERWISE EXPRESSLY AGREE IN WRITING.

(p)           THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT EVIDENCES A TRANSACTION INVOLVING INTERSTATE COMMERCE. THE FEDERAL ARBITRATION ACT SHALL GOVERN THE INTERPRETATION, ENFORCEMENT, AND PROCEEDINGS PURSUANT TO THE ARBITRATION CLAUSE OF THIS AGREEMENT.

(q)           THE ARBITRATORS, OR A MAJORITY OF THEM, SHALL AWARD ATTORNEY’S FEES AND COSTS TO THE PREVAILING PARTY PURSUANT TO THE TERMS OF THIS AGREEMENT.

(r)           NEITHER THE PARTIES NOR THE ARBITRATORS MAY DISCLOSE THE EXISTENCE, CONTENT, OR RESULTS OF ANY ARBITRATION HEREUNDER WITHOUT PRIOR WRITTEN CONSENT OF ALL PARTIES AND/OR COURT ORDER.

(s)           VENUE OF ANY ARBITRATION PROCEEDING HEREUNDER SHALL BE IN BEXAR COUNTY, TEXAS.

7. Lender and Guarantors hereby expressly acknowledge and agree that in the event of a default under this Guaranty Agreement or under any document executed by Borrower or Guarantors in connection with, or to secure the payment of, Guaranteed Indebtedness (a) Lender shall not be required to comply with Subsection 3.05(d) of the Texas Revised Partnership Act, and (b) Lender shall not be required to proceed against or exhaust the assets of any Borrower and/or any Guarantor before pursuing any remedy directly against one or more of the partners or Borrower and/or Guarantor or the property of such partners.

8. Successors and Assigns. This Agreement shall be binding upon Guarantors, the heirs, successors, assigns and legal representatives of the Guarantors, and shall inure to the benefit of the Lender and the successors, assigns and legal representatives of Lender. This guaranty shall inure to the benefit of the transferee, assignee, or holder of the principal debt; however, all Guaranteed Indebtedness owed to the Lender shall first be paid in full before the assignee of any debt guaranteed shall receive any benefit of this contract. All references herein to “Lender” shall mean the above named Lender and any subsequent owner or holder of the Guaranteed Indebtedness or any interest therein.

NO ORAL AGREEMENTS

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEOUENT ORAL AGREEMENT OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Lender and Guarantor(s) have duly executed this Agreement to be effective as of the date set forth above.

“GUARANTOR”	LANCER INTERNATIONAL SALES, INC.,	“GUARANTOR”
A Texas Corporation

By:	/s/ Scott Adams
Signature of Guarantor

Name:	Scott Adams
Signature of Guarantor’s Spouse
Title:	Secretary

Type or Print Name of Guarantor

“ADDRESS”		“ADDRESS”

“GUARANTOR”		“GUARANTOR”

Signature of Guarantor		Signature of Guarantor

Signature of Guarantor’s Spouse		Signature of Guarantor’s Spouse

Type or Print Name of Guarantor		Type or Print Name of Guarantor.

“ADDRESS”	“ADDRESS”

ACKNOWLEDGEMENT

THE STATE OF TEXAS		§
COUNTY OF	Bexar	§

The foregoing instrument was acknowledged before me on the              day of December, 2004 by of Lancer International Sales, Inc., Texas corporation, on behalf of said corporation

THE STATE OF TEXAS	SCOTT A: FARRIMOND

	Commission Expires 06-28-200B	§

COUNTY OF	§

ACKNOWLEDGEMENT

The foregoing instrument was acknowledged before me on the              day of                          ,                 by                                                                                                                                                .

Notary Public in and for
The State of Texas

Printed/Stamped Name
My Commission Expires:

THE STATE OF TEXAS	§

COUNTY OF	§

ACKNOWLEDGEMENT

The foregoing instrument was acknowledged before me on the              day of                          ,                 by                                                                                                                                                .

Notary Public in and for
The State of Texas

Printed/Stamped Name
My Commission Expires: